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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT



                           May 13, 1996
             _______________________________________
         Date of Report (Date of earliest event reported)


             Sanctuary Woods Multimedia Corporation
            ________________________________________
     (Exact name of Registrant as specified in its charter)


                     British Columbia, Canada
                __________________________________
          (State or other jurisdiction of incorporation)


             0-21510                        75-2444-109
          ______________                 _________________

      (Commission File No.)     (IRS Employer Identification Number)


                 1825 South Grant Street, Suite 410
                        San Mateo, CA   94402
                            (415) 286-6000
                ____________________________________
              (Address of Principal Executive Offices)


                           Not Applicable
           ______________________________________________

       (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

     The purpose of this Current Report on Form 8-K is to disclose that the Registrant, Sanctuary Woods Multimedia Corporation, a corporation organized under the laws of British Columbia, Canada, disposed of assets of the Registrant's Victoria Studio (British Columbia, Canada) and certain of the Registrant's intellectual property rights related to the operation of the Victoria Studio, pursuant to the terms and conditions of an Asset Purchase Agreement, dated as of May 3, 1996 (the "Agreement"), between the Registrant (the "Seller") and Walt Disney Animation Canada Inc., a corporation organized under the laws of the province of Ontario (the "Buyer"). Such Agreement is attached hereto as Exhibit 2.1. The cash purchase price for all of these assets was U.S. $1,900,000, and the acquisition was completed as of May 13, 1996. No material relationship exists between the Buyer, or any of its affiliates or other related persons, and the Registrant or any of its affiliates, directors, officers or any associate of any such director or officer.

Item 7.   Financial Statements or Exhibits

     (a)  Financial Statements  of Business Acquired.
          None.

     (b)  Pro Forma Financial Information.
          None

     (c)  Exhibits.

          2.1  Asset Purchase Agreement, dated as of May
               3, 1996, between Sanctuary Woods Multimedia
               Corporation, a corporation organized under the laws of British Columbia, Canada, and Walt Disney Animation Canada Inc., a corporation organized under the laws of the province of Ontario. Omitted from the filing are disclosure schedules related to exceptions from the representations and warranties in the Agreement, and listing the assets purchased, and the specific technology license. These schedules will be provided to the commission upon request.


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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SANCTUARY WOODS MULTIMEDIA CORPORATION



                              By:  /s/ JEREMY R. SALESIN

                                   Jeremy R. Salesin
                                   Vice President and Secretary



                                   Dated:  May 24, 1996


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                          EXHIBIT LIST


           Exhibit
            Number                          Description

             2.1 Asset Purchase Agreement, dated as of May 3, 1996, between Sanctuary Woods Multimedia
                                   Corporation, a corporation
                                   organized under the laws of
                                   British Columbia, Canada, and
                                   Walt Disney Animation Canada
                                   Inc., a corporation organized
                                   under the laws of the province
                                   of Ontario.